UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2023

BROOKFIELD REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor
New York, New York
10281
(Zip code)
(Address of principal executive offices)

(212) 417-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

On May 15, 2023, Brookfield Real Estate Income Trust Inc. (the “Company”) issued equity securities that were not registered under the Securities Act of 1933, as amended (the “Securities Act”) to Brookfield REIT Adviser LLC (the “Adviser”), an affiliate of Brookfield Asset Management Ltd. (together with its affiliates, “Brookfield”). Pursuant to the advisory agreement by and among the Company, Brookfield REIT Operating Partnership L.P. and the Adviser, the Adviser is entitled to an annual management fee payable monthly in cash or shares of the Company’s Class E or Class I common stock, in each case at the Adviser’s election. For the month ended April 30, 2023, the Adviser elected to receive its management fees in Class I shares and the Company issued 93,867 unregistered Class I shares to the Adviser in satisfaction of the April 2023 management fees of $1,215,281. These shares were issued at the net asset value ("NAV") per share at the end of the month for which the fee was earned. This issuance to the Adviser was made pursuant to Section 4(a)(2) of the Securities Act.

The Company also sold Class I and Class C shares in private offerings to feeder vehicles that offer interests in such feeder vehicles to non-U.S. persons. These shares were issued at the applicable NAV per share on the date the shares were sold. The offer and sale of Class I and Class C shares to the feeder vehicles was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation S thereunder. The following tables detail the unregistered Class I and Class C shares sold to feeder vehicles during the months of April and May 2023, including unregistered shares issued pursuant to the Company's distribution reinvestment plan.

Date of Unregistered Sale	Number of Class I Common Shares Issued to Feeder Vehicles	Consideration
April 14, 2023	220,130	$2,850,000
April 20, 2023	29,546	$382,524
May 15, 2023	38,620	$500,000
May 19, 2023	28,123	$364,089

Date of Unregistered Sale	Number of Class C Common Shares Issued to Feeder Vehicles	Consideration
April 3, 2023	449,355	$5,807,053

The Company also sold Class I and Class E shares to Brookfield and its affiliates and certain of Brookfield’s and Oaktree Capital Management L.P.’s employees in one or more private offerings. These shares were issued at the applicable NAV per share on the date the shares were sold. The offer and sale of Class I and Class E shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation D thereunder. The following tables detail the unregistered Class I and Class E shares sold during the months of April and May 2023, including unregistered shares issued pursuant to the Company's distribution reinvestment plan.

Date of Unregistered Sale	Number of Class I Common Shares Issued to Brookfield and its Affiliates	Consideration
April 3, 2023	756,475	$10,000,000
April 20, 2023	101,020	$1,335,397
May 1, 2023	617,909	$8,000,000
May 19, 2023	104,015	$1,346,680

Date of Unregistered Sale	Number of Class E Common Shares Issued to Brookfield and Oaktree Employees	Consideration
April 3, 2023	4,548	$60,000
April 20, 2023	15,599	$205,790
May 19, 2023	16,098	$208,009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023
                            BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary